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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) February 15, 2007

                          VARIAN MEDICAL SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

            Delaware                       1-7598                94-2359345
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  (State or Other Jurisdiction          (Commission            (IRS Employer
        of Incorporation)               File Number)         Identification No.)

            3100 Hansen Way, Palo Alto, CA                      94304-1030
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       (Address of Principal Executive Offices)                 (Zip Code)

        Registrant's telephone number, including area code (650) 493-4000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.  Departure of Directors or Certain Officers; Election of Directors;
            Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

         On February 15, 2007, the stockholders of Varian Medical Systems, Inc. (the "Company") at the 2007 Annual Meeting of Stockholders elected Mark R. Laret as a director of the Company with a term expiring at the 2010 Annual Meeting of Stockholders. Mr. Laret replaces Mr. Samuel Hellman, who did not stand for re-election and retired from the Board of Directors of the Company (the "Board") as of the 2007 Annual Meeting of Stockholders.

         Mr. Laret, age 53, has been CEO of the UCSF Medical Center since April 2000. Prior to that, he was CEO of the UC Irvine Medical Center from 1995 to March 2000 and served at the UCLA Medical Center from 1980 to 1995 in various marketing, business development, and management positions including CEO of the 900-physician UCLA Medical Group. Laret earned a masters degree in political science at the University of Southern California in 1979 and a bachelor's degree in political science at the University of California at Los Angeles in 1976.

         Mr. Laret currently does not sit on the board of directors of any other publicly traded company. He will serve on the Board's Nominating and Corporate Governance Committee. Pursuant to the Company's Second Amended and Restated 2005 Omnibus Stock Plan, Mr. Laret received a grant of non-qualified options for 16,000 shares of the Company's Common Stock and a grant of 4,000 deferred stock units upon his election.

         On February 20, 2007, Company issued a press release regarding Mark
R. Laret Elected to Board of Directors for Varian Medical Systems. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

       (d)  Exhibits.

            99.1 Press Release dated Febuary 20, 2007 entitled "Mark R. Laret Elected to Board of Directors for Varian Medical Systems."

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Varian Medical Systems, Inc.


                                            By:    /s/ John W. Kuo
                                                   -----------------------------
                                            Name:  John W. Kuo
                                            Title: Corporate Vice President,
                                                   General Counsel and Secretary

Dated:  February 20, 2007

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                                  EXHIBIT INDEX


 Number                                    Exhibit
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  99.1         Press Release dated February 20, 2007 regarding Mark R. Laret
               Elected to Board of Directors for Varian Medical Systems.